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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into Iron Mountain Incorporated's previously filed registration statements on Forms S-3 (File No. 333-75068), S-4 (File No. 333-91577) and S-8 (File Nos. 333-43787, 333-89008 and 333-95901).




RSM ROBSON RHODES


Chartered Accountants
Birmingham, England


March 20, 2003